UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2013

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

United States	000-54246	56-2637804
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

541 Lawrence Road, Broomall, Pennsylvania		19008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 353-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On April 24, 2013, Alliance Bancorp, Inc. of Pennsylvania (the “Corporation”) issued a press release announcing its results of operations for the quarter ended March 31, 2013. A copy of the press release, dated April 24, 2013, is included as Exhibit 99.1 and is incorporated herein by reference. *

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a) An Annual Meeting of Shareholders of Alliance Bancorp, Inc. of Pennsylvania (the “Corporation”) was held on April 24, 2013.
(b)           There were 5,201,734 shares of common stock, par value $.01 per share, of the Corporation (“Common Stock”) eligible to be voted at the Annual Meeting and there were 4,933,787 shares of Common Stock represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:

1.           Election of directors for a three year term:

	FOR	WITHHELD	BROKER NON-VOTES
Dennis D. Cirucci	3,927,814	365,293	640,750
G. Bradley Rainer	3,929,727	363,310	640,750
R. Cheston Woolard	3,929,775	363,262	640,750

2.           Non-binding resolution to approve the compensation of the Corporation’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,822,978	240,371	229,688	640,750

3.           Advisory vote on the frequency of the non-binding resolution to approve the compensation of the Corporation’s named executive officers:
FOR THREE YEARS	FOR TWO YEARS	FOR EVERY YEAR	ABSTAIN	BROKER NON-VOTES
1,399,463	132,929	2,585,959	174,686	640,750

4.           To ratify the appointment by the audit committee of the Corporation’s board of directors of ParenteBeard LLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
4,774,534	127,964	31,289

Each of the nominees were elected as directors, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers was adopted, every year received a plurality of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of the Corporation’s named executive officers, and the proposal to ratify the appointment of ParenteBeard LLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013 was adopted by the shareholders of the Corporation at the Annual Meeting.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release, dated April 24, 2013

* This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Date: April 24, 2013	By:	/s/Peter J. Meier
Peter J. Meier
Executive Vice President and
Chief Financial Officer